SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

AB International Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

144 Main Street, Mt. Kisco, NY	10549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 336-2398

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2025, AB International Group Corp., a Nevada corporation (the “Company”), entered into a Repurchase Agreement (the “Repurchase Agreement”) with Anyone Pictures Limited (the “Stockholder”), pursuant to which the Company agreed to repurchase from the Stockholder 3,750,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), for an aggregate purchase price of $675,000 USD (the “Purchase Price”), or approximately $0.00018 per share.

The repurchase represents approximately 46.1% of the Company’s currently outstanding common stock (based on 8,121,527,432 shares outstanding as of the most recent practicable date prior to the transaction). Upon closing of the transaction, the Shares will be returned to the Company’s treasury and canceled.

The transaction closed simultaneously with the execution of the Repurchase Agreement on December 8, 2025. Payment of the Purchase Price has been made, and the Shares have been surrendered and canceled on the books of the Company.

The Repurchase Agreement contains customary representations, warranties, and covenants of the parties. A copy of the Repurchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The repurchase of the Shares described above was undertaken in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. The Stockholder represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Repurchase Agreement dated December 8, 2025, by and between AB International Group Corp. and Anyone Pictures Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB International Group Corp.

/s/ Chiyuan Deng

Chiyuan Deng

Chief Executive Officer and Chief Financial Officer

Date: December 8, 2025

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